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SECURITIES AND
EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: October 18, 2001
(Date of earliest event reported)

ZENITH NATIONAL INSURANCE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9627 (Commission File Number)	95-2702776 (IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA (Address of Principal Executive Offices)	91367-5021 (Zip Code)

(818) 713-1000
Registrant's telephone number, including area code

 N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

    On October 18, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7. Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated October 18, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: October 19, 2001	By:	/s/ STANLEY R. ZAX Name: Stanley R. Zax Title: Chairman & President

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FORM 8-K
  Item 5. Other Events
  Item 7. Exhibits
SIGNATURE